                      SUBORDINATION AND AMENDMENT AGREEMENT

                  This SUBORDINATION AND AMENDMENT AGREEMENT (this "AGREEMENT") is entered into as of April 9, 2001, by and among GEOKINETICS INC., a Delaware corporation, and its subsidiaries listed on the signature pages hereof (collectively, the "COMPANY"), the holders of the Company's 13 1/2% Senior Secured Notes listed on the signature pages hereof (the "JUNIOR CREDITORS") and GEOLEASE PARTNERS, L.P., a Delaware limited partnership ("LESSOR").

                                    RECITALS

                  A. Concurrently with the execution hereof, (i) Lessor is purchasing the equipment leased to the Company under the Lease Agreement between Input/Output, Inc., as lessor ("IO"), and the Company, as lessee, dated October 1, 1999, as amended to date (the "LEASE AGREEMENT"), from IO, (ii) IO is assigning its rights under the Lease Agreement to Lessor, (iii) Lessor and the Company are entering into Amendment No. 1 to the Lease Agreement attached hereto as EXHIBIT A ("AMENDMENT NO. 1") and (iv) MHR Capital Partners LP ("MHR") is selling and transferring all of its 2002 Notes (as defined below) and 2002 Warrants (as defined below) to IO.

                  B. As an inducement to and as one of the conditions precedent to the acquisition of IO's interest, Lessor requires the execution and delivery of this Agreement by the Junior Creditors and the Company.

                  NOW, THEREFORE, in order to induce Lessor to acquire IO's interest in the Lease Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. The following terms shall have the following meanings in this Agreement:

                  COLLECTION ACTION shall mean (a) to demand, sue for, take or receive (other than as permitted hereunder) from or on behalf of the Company by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company with respect to the Junior Debt, (b) to initiate or participate with others in any suit, action or proceeding against the Company to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Documents or applicable law with respect to the Junior Debt or the Junior Debt Documents, or (c) to accelerate any Junior Debt.

                  DISQUALIFIED CAPITAL STOCK shall mean that portion of any capital stock of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the maturity date for payment of the Senior Obligations.

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                                       -2-


                  INDENTURE shall have the meaning ascribed to such term in the Junior Notes.

                  JUNIOR DEBT shall mean all of the obligations of the Company to the Junior Creditors evidenced by the Junior Debt Documents.

                  JUNIOR DEBT DOCUMENTS shall mean the Junior Notes and all other documents and instruments pertaining to all or any portion of the Junior Debt.

                  JUNIOR DEFAULT shall mean an "Event of Default" as defined in the Junior Notes, as the same may be amended, supplemented or otherwise modified from time to time as permitted hereunder.

                  JUNIOR DEFAULT NOTICE shall mean a written notice from the Junior Creditors to Lessor pursuant to which Lessor is notified of the occurrence of a Junior Default, which notice incorporates a reasonably detailed description of such Junior Default.

                  JUNIOR NOTES shall mean the Company's 2002 Notes and 2005
Notes.

                  JUNIOR SECURITY shall mean any capital stock (other than Disqualified Capital Stock), any Qualified Rights and any indebtedness of the Company that (i) is subordinated in right of payment to the Senior Obligations at least to the same extent as the Junior Debt, (ii) has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to (a) the last scheduled date for payment of the Senior Obligations (other than in respect of Deferred Rent (as defined in Amendment No. 1)) and (b) with respect to Junior Debt representing obligations relating to 2005 Notes, the scheduled date for payment of the Deferred Rent, and (iii) has no terms more beneficial in the aggregate to the holders thereof other than those in effect with respect to the Junior Debt on the date of this Agreement, including but not limited to the obligation of the Company to pay interest in cash or additional securities prior to the 2005 Maturity Date (as defined in the Indenture).

                  NON-AFFILIATED NOTEHOLDER shall mean any holder of 2002 Notes who (i) is not an Affiliate (as defined in the Lease Agreement) of the Lessor or the Lessee and (ii) owns at least $300,000 of the 2002 Notes; PROVIDED, that each of DLJ Investment Partners, L.P., DLJ Investment Funding, Inc. and DLJ ESC II L.P. or any of their respective Affiliates, so long as it shall be a holder of at least $300,000 of the 2002 Notes, shall be deemed to be an Affiliate of the Lessor.

                  PERSON shall mean an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  PROCEEDING shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

                  QUALIFIED RIGHTS shall mean options, warrants or other rights to purchase capital stock (other than Disqualified Capital Stock), other than any such rights that, by their terms or upon the happening of any event, are mandatorily redeemable or redeemable at the sole option of the holder thereof on or prior to the last scheduled date for payment of the Senior Obligations.

                  SENIOR COVENANT DEFAULT shall mean any "Lease Event of Default" described in the Lease Agreement other than a Senior Payment Default.

                  SENIOR DEFAULT shall mean any Senior Payment Default or Senior Covenant Default.

                  SENIOR DEFAULT NOTICE shall mean a written notice from Lessor to the Company pursuant to which the Company is notified of the occurrence of a Senior Covenant Default, which notice incorporates a reasonably detailed description of such Senior Covenant Default.

                  SENIOR OBLIGATIONS shall mean (a) with respect to the Junior Notes, all obligations for "Rent" and "Supplemental Rent" described in the Lease Agreement, and all interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable thereunder, together with (i) all complete or partial refinancings of the Senior Obligations and any amendments, modifications, renewals or extensions of any of the foregoing consistent with the terms of this Agreement and (ii) any interest accruing on the foregoing after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim, and (b) with respect to the 2005 Notes, all obligations for Deferred Rent (as defined in Amendment No. 1), as such obligations shall be amended, modified, renewed or extended, and all interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable thereunder (but subject to Section 3).

                  SENIOR OBLIGATIONS DOCUMENTS shall mean the Lease Agreement and all other documents and instruments evidencing or pertaining to all or any portion of the Senior Obligations.

                  SENIOR PAYMENT DEFAULT shall mean any default in payment of Senior Obligations (whether before or after acceleration thereof).

                  THIRD PARTY HOLDERS shall mean holders of Junior Debt and Warrants, as applicable, other than IO and MHR.

                  2002 NOTES shall mean the Company's 13 1/2% Senior Secured Notes due 2002 in thE aggregate principal amount of up to $6,837,338, which term shall include the guarantees annexed thereto.

                  2002 WARRANTS shall mean warrants issued in connection with the issuance of the 2002 Notes.

                  2005 NOTES shall mean the Company's 13 1/2% Senior Secured Notes due 2005 in the aggregate principal amount of up to $51,687,993, which term shall include the guarantees annexed thereto.

                  2005 WARRANTS shall mean warrants issued in connection with the issuance of the 2005 Notes.

                  VOTING RIGHTS shall have the meaning ascribed to such term in
Section 10.

                  WARRANT AGREEMENT shall mean the Amended and Restated Warrant Agreement among Geokinetics, Inc. and the Junior Creditors dated as of April 30, 1998 and Amended and Restated as of October 1, 1999 pursuant to which the Warrants were issued.

                  WARRANTS shall mean the 2002 Warrants and the 2005 Warrants.

                  2.       SUBORDINATION.

                           2.1      SUBORDINATION OF JUNIOR DEBT TO SENIOR
OBLIGATIONS. The Company covenants and agrees, and each Junior Creditor by its execution of this Agreement or its acceptance of the Junior Notes upon transfer or assignment, likewise covenants and agrees that the payment of any and all of the Junior Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations, and that each holder of Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Obligations in reliance upon the provisions contained in this Agreement.

                           2.2      PROCEEDINGS. In the event of any Proceeding
involving the Company, (a) all Senior Obligations first shall be paid in full in cash before any payment of or with respect to the Junior Debt shall be made, (b) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt (other than Junior Securities), shall be paid or delivered directly to Lessor (to be held and/or applied by Lessor in accordance with the terms of the Lease Agreement) until all Senior Obligations are paid in full, and each Junior Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and each Junior Creditor also irrevocably authorizes, empowers and directs Lessor to demand, sue for, collect and receive every such payment or distribution, (c) each Junior Creditor agrees to execute and deliver to Lessor or its representatives all such further instruments confirming the authorization referred to in the foregoing clause (b), (d) each Junior Creditor agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Obligations or any liens and security interests securing the Senior Obligations, and (e) each Junior Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt requested by Lessor in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Lessor its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim in respect of the Junior Debt in connection with such proceeding upon the failure of such Junior Creditor to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of such Junior Creditor to do so prior to 5 business days before the expiration of the time to vote any such claim; PROVIDED, that Lessor shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Lessor votes any claim in accordance with the authority granted hereby, such Junior Creditor shall not be entitled to change or withdraw such vote. The Senior Obligations shall continue to be treated as Senior Obligations and the provi-sions of this Agreement shall continue to govern the relative rights and priorities of Lessor and Junior Creditors even if all or part of the Senior Obligations or the security interests securing the Senior Obligations are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.

                           2.3      PAYMENT UPON SENIOR DEFAULT. The Company may
not make and no Junior Creditor may receive any payment of principal, interest or any other amount due with respect to the Junior Debt (other than Junior Securities) if, at the time of such payment:

                  (a) A Senior Payment Default exists and such Senior Payment Default shall not have been cured or waived in accordance with the terms of the Senior Obligations Documents, or

                  (b) Subject to subsection 2.3(d), (i) the Company shall have received a Senior Default Notice from Lessor stating that a Senior Covenant Default exists or would be created by the making of such payment, (ii) each such Senior Covenant Default shall not have been cured or waived in accordance with the terms of the Senior Obligations Documents, and (iii) 180 days shall not have elapsed since the date such Senior Default Notice was received. Lessor and the Company agree to furnish each Junior Creditor any Senior Default Notice within five business days of the delivery thereof to the Company; PROVIDED, that the failure to provide such notice shall not affect the validity of the provisions of this subsection 2.3.

                  (c) The Company may resume payments (and may make any payments missed due to the application of clause (a) or (b) of this subsection 2.3) in respect of the Junior Debt or any judgment with respect thereto:

                           (1) In the case of a Senior Payment Default referred to in clause (a) of this subsection 2.3, upon a cure or waiver thereof in accordance with the terms of the Senior Obligations Documents; or

                           (2) In the case of a Senior Covenant Default referred to in clause (b) of this subsection 2.3, upon the earlier to occur of (x) the cure or waiver thereof in accordance with the terms of the Senior Obligations Documents or (y) the expiration of such 180-day period described in subsection 2.3(b)(iii).

                  (d) Notwithstanding any provision of this subsection 2.3 to the contrary:

                           (1) The Company shall not be prohibited from making, and the Junior Creditors shall not be prohibited from receiving, payments under clause (b) of this subsection 2.3 for more than an aggregate of 180 days within any period of 360 consecutive days;

                           (2) No Senior Covenant Default existing on the date any notice is given pursuant to clause (b)(i) of this subsection 2.3 shall, unless the same shall have ceased to exist for a period of at least 30 consecutive days, be used as a basis for any subsequent such notice; and

                           (3) The failure of the Company to make any payment with respect to the Junior Debt by reason of the operation of this subsection 2.3 shall not be construed as preventing the occurrence of a Junior Default under the applicable Junior Debt Documents.

The provisions of this subsection 2.3 shall not apply to any payment with respect to which subsection 2.2 would be applicable.

                           2.4      PAYMENTS OTHERWISE PERMITTED. Nothing
contained in this Section 2 or elsewhere in this Agreement or in the Junior Debt Documents shall prevent the Company at any time, except during the pendency of any Proceeding referred to in subsection 2.2 or under the conditions referred to in subsection 2.3, from making, or Junior Creditors from receiving, (i) scheduled payments of accrued interest on the Junior Notes, (ii) payments of principal and accrued interest on the Junior Notes at maturity and (iii) other payments (excluding payments of principal or interest on the Junior Notes) with respect to the Junior Debt when and as due under the Junior Debt Documents.

                           2.5      RESTRICTION ON ACTION BY JUNIOR CREDITOR.

                  (a) Until the Senior Obligations are paid in full in cash, no Junior Creditor shall, without the prior written consent of Lessor, take any Collection Action with respect to the Junior Debt, except as permitted in the following sentence. Upon the earliest to occur of:

                  (i)      acceleration of the Senior Obligations; or

                  (ii)     a Proceeding involving the Company; or

                  (iii) the passage of 90 days from the date Lessor receives written notice of the occurrence of any Junior Default if such Junior Default shall not have been cured or waived within such period;

Junior Creditors owning twenty-five percent of the Junior Debt may, upon five business days' prior written notice to Lessor, accelerate the Junior Debt or take any other Collection Action which is not inconsistent with or in contravention of the enforcement actions taken by the holders of the Senior Obligations and the provisions of this Agreement; PROVIDED, HOWEVER, that if following the acceleration of the Senior Obligations as described in clause (i) above, such acceleration is rescinded, then all Collection Actions taken by Junior Creditor shall likewise be rescinded if such Collection Action is based solely on clause (i) above; PROVIDED, FURTHER, no Collection Action may be taken with respect to a payment blockage period under subsection 2.3(a) or (b), prior to the earlier to occur of the cure or waiver of the event giving rise to such payment blockage period under this Agreement or the expira-tion of 90 days after the commencement of such payment blockage period (although, in each instance, notice of the Junior Creditors' intent to exercise legal remedies may be given during such period). Such five business day notice may be given during the 90-day period described in clause (iii) above.

                  (b) Until the Senior Obligations are paid in full in cash and notwithstanding anything contained in the Junior Debt Documents, the Lease Agreement or the other Senior Obligations Documents to the contrary, the Junior Creditors shall not, without the prior written consent of Lessor, agree to any amendment, modification or supplement to the Junior Debt Documents which (i) increases the maximum principal amount of the Junior Debt or rate of interest on any of the Junior Debt, (ii) makes more restrictive or adds any event of default or any covenant with respect to the Junior Debt, (iii) changes the redemption or prepayment provisions of the Junior Debt, (iv) alters the subordination provisions with respect to the Junior Debt, including, without limitation, subordinating the Junior Debt to any other debt, (v) changes the maturity date of any of the Junior Debt or otherwise alters the repayment terms of the Junior Debt, (vi) grants any liens or security interests in any assets of the Company (other than any such liens or security interests in effect on the date hereof) or (vii) changes or amends any other term of the Junior Debt Documents if such change or amendment would result in a "Lease Default" or "Lease Event of Default" under the Lease Agreement, materially increase the obligations of the Company or confer additional material rights on the Junior Creditors or any other holder of the Junior Debt in a manner adverse to the Company or Lessor.

                           2.6      INCORRECT PAYMENTS. If any payment or
distribution on account of the Junior Debt not permitted to be made by the Company or received by any Junior Creditor under this Agreement is received by such Junior Creditor before all Senior Obligations are paid in full such payment or distribution shall not be commingled with any asset of such Junior Creditor, shall be held in trust by such Junior Creditor for the benefit of Lessor and shall be promptly paid over to Lessor, or Lessor's designated representative, for application (in accordance with the Lease Agreement) to the payment of the Senior Obligations then remaining unpaid, until all of the Senior Obligations are paid in full.

                           2.7      SALE, TRANSFER, ETC. No Junior Creditor
shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Junior Debt (a) without giving prior written notice of such action to Lessor, (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Lessor an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Junior Debt to the Senior Obligations as provided herein and for the continued effectiveness of all of the rights of Lessor arising under this Agreement and (c) unless such sale, assignment, pledge, disposition or other transfer is permitted under the terms of the Junior Debt Documents. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Junior Creditors, as provided in Section 15 below.

                           2.8      LEGENDS. Until the Senior Obligations are
paid in full in cash, at the option of Lessor, the Junior Notes shall contain in a conspicuous manner the following legend:

         "This Note and the indebtedness evidenced hereby are subordinate, in the manner and to the extent set forth in the Subordination and Amendment Agreement dated as of April 6, 2001 among Geokinetics Inc. and the other parties thereto. Each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Subordination and Amendment Agreement."

                           2.9      NO CONTEST BY JUNIOR CREDITORS. Each Junior
Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Obligations, the Senior Obligations Documents, or the liens and security interests of Lessor in the collateral securing the Senior Obligations.

                  3. MODIFICATIONS TO SENIOR OBLIGATIONS. Lessor may at any time from time to time without the consent of or notice to the Junior Creditors, without incurring liability to the Junior Creditors and without impairing or releasing the obligations of the Junior Creditors under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Obligations in respect of the Lease Agreement, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to any Senior Obligations in respect of the Lease Agreement; PROVIDED, that any such amendment that (i) increases the maximum amount of the Senior Obligations, (ii) shortens the maturity date for payment of the Senior Obligations or (iii) amends any of the other economic terms of the Lease Agreement in a manner which could reasonably be expected to be adverse to the Junior Creditors, shall require the consent of the majority in interest of the Non-Affiliated Noteholders.

                  4. CONTINUED EFFECTIVENESS OF THIS AGREEMENT. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Junior Creditors or Lessor arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Lease Agreement, any of the other Senior Obligations Documents or any of the Junior Debt Documents made in accordance with this Agreement; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Obligations or the Junior Debt or any of the instruments or documents referred to in clause (a) above. The Junior Creditors and each holder of Junior Debt hereby acknowledge that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

                  5. REPRESENTATIONS AND WARRANTIES OF JUNIOR CREDITORS. Each Junior Creditor, as to itself, hereby severally represents and warrants to Lessor as follows:

                           5.1      EXISTENCE AND POWER. If not a natural
person, such Junior Creditor is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization.

                           5.2      AUTHORITY. Such Junior Creditor has full
power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its constituent documents.

                           5.3      BINDING AGREEMENTS. This Agreement, when
executed and delivered, will constitute the valid and legally binding obligation of such Junior Creditor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

                           5.4      CONFLICTING AGREEMENTS; LITIGATION. No
provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on such Junior Creditor conflicts with, or requires any consent, which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by such Junior Creditor.

                           5.5      TITLE. Such Junior Creditor is the current
owner and holder of the Junior Notes set forth on SCHEDULE 1 hereto free and clear of any liens, security interests or other encumbrances (other than the provisions of this Agreement).

                  6. REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor, hereby represents and warrants to the Junior Creditors, as follows:

                           6.1      EXISTENCE AND POWER. Lessor is a limited
partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

                           6.2      AUTHORITY. Lessor has full power and
authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its constituent documents.

                           6.3      BINDING AGREEMENTS. This Agreement, when
executed and delivered, will constitute the valid and legally binding obligation of Lessor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

                           6.4      CONFLICTING AGREEMENTS; LITIGATION. No
provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Lessor conflicts with, or requires any consent, which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by Lessor.

                           6.5      TITLE. Lessor is the current owner and
holder of the Senior Obligations free and clear of any liens, security interests or other encumbrances (other than the provisions of this Agreement).

                  7.       AMENDMENT AND WAIVER.

                           7.1      JUNIOR NOTES AND INDENTURE. The Junior
Creditors hereby waive all Defaults or Events of Default (as such terms are defined in the Indenture), if any, which have occurred under the Junior Notes or the Indenture through the date of this Agreement, and the Junior Creditors and the Company hereby (i) amend the Indenture to delete
Section 4.27 (Cash Maintenance) in its entirety, (ii) amend the 2002 Notes and the Indenture by changing the 2002 Maturity Date (as defined in the Indenture) to September 15, 2003, (iii) amend the 2002 Notes, the 2005 Notes and the Indenture to permit the Company to pay interest on each Interest Payment Date (as defined in the Indenture) to but not including the applicable Maturity Date (as defined in the Indenture) in the form of Cash Interest (as defined in the Indenture) or PIK Interest (as defined in the Indenture) under Section 2.12 (Payment of Interest; Defaulted Interest) of the Indenture and Paragraph 2 (Interest) of each of the Junior Notes, and (iv) amend the Junior Notes and the Indenture by replacing Section 9.02 of the Indenture (incorporated in paragraph 12 of the Junior Notes) in its entirety with the following:

         "SECTION 9.02.WITH CONSENT OF HOLDERS.

                  (a) Subject to Section 6.07, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes, may amend or supplement this Indenture, the Notes, any Guarantee or any Security Document, without notice to any other Holders. Subject to
         Section 6.07, the Holder or Holders of a majority in aggregate principal amount of the outstanding Notes may waive compliance by the Company or the Guarantors with any provision of this Indenture, the Notes, the Guarantees or the Security Documents without notice to any other Holder.

                  (b) No amendment, supplement or waiver, including a waiver pursuant to Section 6.04, shall, without the consent of each Holder of each Note affected thereby other than MHR Capital Partners LP and its Affiliates ("MHR") (PROVIDED that the consent of MHR under this Section 9.02(b) shall be required (i) if (a) MHR is then a Holder of 2005 Notes and (b) such amendment, supplement or waiver could reasonably be expected to (x) adversely affect MHR's rights or liabilities in a manner materially different than the rights of other Holders of 2005 Notes (except with respect to the voting rights/consent provisions contained in any instruments into which 2005 Notes may be converted, exercised or exchanged for or into or this Indenture or the 2005 Notes, as such may be amended or supplemented, which in all cases may be similar or no less favorable to MHR in all material respects to those set forth in this Section 9.02(b)) or (y) create an obligation for MHR to contribute additional funds, or (ii) to the extent otherwise required by the TIA if this Indenture is then required to be qualified under the TIA):

                           (1) reduce the amount of Notes whose Holders must consent to an amendment;

                           (2) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

                           (3) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

                           (4) make any Notes payable in money other than that stated in the Notes;

                           (5) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note or Guarantee on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default, other than ones with respect to the payment of principal of or interest on the Notes;

                           (6) amend, modify, change or waive any provision of this Section 9.02;

                           (7) amend, modify or change in any material respect the obligation of the Company to make or consummate a Change of Control Offer in the event of a Change of Control or make and consummate a Net Proceeds Offer in respect of any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto after a Change of Control has occurred or the subject Asset Sale has been consummated;

                           (8) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms hereof;

                           (9) modify Article Eleven or the definitions used in Article Eleven to adversely affect the Holders of the Notes in any material respect;

                           (10) after the original issuance date of the Notes, amend, modify, change or waive the priority in right of payment of the Holders of the 2002 Notes set forth in Sections 3.02, 4.15, 4.16 and 6.10; or

                           (11) effect a recapitalization of securities of the Company or a merger, including but not limited to the conversion or exchange of the 2005 Notes into or for equity or other debt securities of the Company or a successor thereto or any other Person.

                           It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                           After an amendment, supplement or waiver under this
         Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture."

                           7.2      WARRANT AGREEMENT. The Junior Creditors and
Geokinetics, Inc. hereby amend the Warrant Agreement by replacing Section 15 (Supplements and Amendments) in its entirety with the following:

                  "SECTION 15.      SUPPLEMENTS AND AMENDMENTS. The Company may
         from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders shall require the written consent of registered holders of two-thirds of the then outstanding Warrant Shares issued or issuable upon exercise of the Warrants (excluding Warrant Shares held by the Company or any of its Affiliates). The consent of each holder of a Warrant affected other than MHR Capital Partners LP and its Affiliates ("MHR") (PROVIDED that the consent of MHR under this Section 15 shall be required if (a) MHR is then a holder of 2005 Warrants and (b) such amendment or supplement could reasonably be expected to (x) adversely affect MHR's rights or liabilities in a manner materially different than the rights of other holders of 2005 Warrants (except with respect to the voting rights/consent provisions contained in any instruments into which 2005 Warrants may be converted, exercised or exchanged for or into or this Agreement or the 2005 Warrants, as such may be amended or supplemented, which in all cases may be similar or no less favorable to MHR in all material respects to those set forth in this Section 15) or (y) create an obligation for MHR to contribute additional funds (other than the payment of the Exercise Price applicable to all holders of 2005 Warrants)) shall be required for any amendment pursuant to which the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than in accordance with Section 10 or 11 hereof)."

                  8. CUMULATIVE RIGHTS, NO WAIVERS. Each and every right, remedy and power granted to Lessor hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Lease Agreement or the other Senior Obligations Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lessor, from time to time, concurrently or independently and as often and in such order as Lessor may deem expedient. Any failure or delay on the part of Lessor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of Lessor thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of Lessor hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

                  9. MODIFICATION. Any modification or waiver of any provision of this Agreement shall not be effective in any event unless the same is in writing and signed by Lessor and the majority in interest of the Junior Creditors (including the majority in interest of such Junior Creditors that are Non-Affiliated Noteholders), and then such modification or waiver shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on the Junior Creditors in any event not specifically required of Lessor hereunder shall not entitle the Junior Creditors to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

                  10. VOTING RIGHTS. IO agrees that upon any vote of holders of Junior Debt and/or Warrants it shall vote all of its interests in such Junior Debt and/or Warrants in accordance with the votes cast by at least 66-2/3% of the interests in such Junior Debt and/or Warrants voted by Third Party Holders (the "VOTING RIGHTS"); PROVIDED, that IO shall not be required to vote its interests under this Section 10 in any manner that would materially adversely affect its rights as a holder of 2002 Notes relative to the rights of other holders of 2002 Notes. IO agrees that the grant of the Voting Rights is irrevocable and deemed coupled with an interest.

                  11. ADDITIONAL DOCUMENTS AND ACTIONS. The Junior Creditors at any time, and from time to time, after the execution and delivery of this Agreement, promptly will execute and deliver such documents and do such further acts and things as Lessor reasonably may request that may be necessary in order to effect fully the purposes of this Agreement.

                  12. SUBROGATION TO RIGHTS OF LESSOR. Subject to the payment in full of all Senior Obligations, the Junior Creditors shall be subrogated to the rights of Lessor to receive payments and distributions of cash, property and securities applicable to the Senior Obligations to the extent that distributions otherwise payable to the Junior Creditors have been applied to the Senior Obligations, until all amounts payable under the Junior Debt shall have been paid in full. For purposes of such subrogation, no payments or distributions to Lessor of any cash, property or securities to which the Junior Creditors would be entitled except for the provisions of this Agreement, and no payments over pursuant to the provisions of this Agreement to Lessor by the Junior Creditors shall, as among the Company, its creditors other than Lessor and the Junior Creditors, be deemed to be a payment or distribution by the Company to or on account of the Senior Obligations.

                  13. NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail certified or registered and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (New York time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two business days after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

                  Notices shall be addressed as follows:

                  (a) If to the Junior Creditors, to their addresses set forth on SCHEDULE 1 hereto:

                  (b)      If to the Company:

                           Geokinetics Inc.
                           8401 Westheimer, Suite 150
                           Houston, Texas  77063
                           Attention:  Chief Financial Officer
                           Telecopy:  (713) 850-7330

                           with a copy to:

                           Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street, Suite 1400
                           Houston, Texas  77002-4310
                           Attention:  James J. Spring III, Esq.
                           Telecopy:  (713) 658-2553

                  (c)      If to Lessor:

                           GeoLease Partners, L.P.
                           c/o DLJ Merchant Banking Partners II, Inc.
                           277 Park Avenue
                           New York, New York  10172
                           Attention:  General Counsel
                           Telecopy:  (212) 892-7551

                           with a copy to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           Attention:  John Schuster, Esq.
                           Telecopy:  (212) 269-5420

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 13. A notice not given as pro-vided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

                  14. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

                  15. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Lessor and shall be binding upon the successors and assigns of the Junior Creditors and the Company.

                  16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall be one and the same instrument.

                  17. DEFINES RIGHTS OF CREDITORS. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Junior Creditors and Lessor and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Company. Nothing contained in this Agreement or in the Junior Debt Documents or elsewhere is intended to or shall (a) impair, as among the Company, its creditors other than Lessor and the Junior Creditors, the obligation of the Company, which is absolute and unconditional, to pay to each Junior Creditor the Junior Debt as and when the same shall become due and payable, all in accordance with the terms hereof, or (b) affect the relative rights against the Company of the Junior Creditors and other creditors of the Company, or (c) prevent the Junior Creditors from exercising all remedies otherwise permitted by applicable law upon default under the Junior Notes, subject to the limitations upon such rights set forth under this Agreement for the benefit of Lessor.

                  18. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Notes or the Junior Debt Documents, the provisions of this Agreement shall control and govern.

                  19. HEADINGS. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

                  20. TERMINATION. This Agreement shall terminate upon the indefeasible payment in full in cash of the Senior Obligations and the termination of the Lease Agreement.

                  21. APPLICABLE LAW. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of New York.

                  22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH JUNIOR CREDITOR AND THE COMPANY HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO ELECTION BY LESSOR, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE JUNIOR NOTES, THE JUNIOR DEBT DOCUMENTS OR THE SENIOR OBLIGATIONS DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH JUNIOR CREDITOR AND THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND, SUBJECT TO ITS RIGHT TO APPEAL, IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE JUNIOR NOTES, THE JUNIOR DEBT DOCUMENTS OR THE SENIOR OBLIGATIONS DOCUMENTS. NOTHING HEREIN SHALL LIMIT THE RIGHT OF LESSOR TO BRING PROCEEDINGS AGAINST THE JUNIOR CREDITORS OR THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

                  23. WAIVER OF JURY TRIAL. EACH JUNIOR CREDITOR, THE COMPANY AND LESSOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE JUNIOR DEBT DOCUMENTS OR SENIOR OBLIGATIONS DOCUMENTS, OR ANY DEALINGS AMONG THE PARTIES TO THIS AGREEMENT RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE SENIOR OBLIGATIONS DOCUMENTS AND THE JUNIOR DEBT DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH JUNIOR CREDITOR, LESSOR AND THE COMPANY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE SENIOR OBLIGATIONS DOCUMENTS AND THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED DEALINGS. EACH JUNIOR CREDITOR, LESSOR AND THE COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS SUCH WRITING MAKES SPECIFIC REFERENCE TO THIS SECTION 23), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SENIOR OBLIGATIONS DOCUMENTS, THE JUNIOR NOTES, THE JUNIOR DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SENIOR OBLIGATIONS OR THE JUNIOR DEBT. IN THE

EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, Junior Creditors, the Company and Lessor have caused this Agreement to be executed as of the date first above written.

                             JUNIOR CREDITORS:

                             DLJ INVESTMENT PARTNERS, L.P.

                             By:  DLJ INVESTMENT PARTNERS, INC.,
                                    its General Partner

                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             DLJ INVESTMENT FUNDING, INC.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             DLJ ESC II L.P.

                             By: DLJ LBO PLANS MANAGEMENT
                                    CORPORATION, its General Partner

                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             SPINDRIFT PARTNERS, L.P.

                             By:  WELLINGTON MANAGEMENT
                                    COMPANY, LLP, its Investment Advisor


                             By:
                                 -------------------------------------------
                                Name:
                                Title:

                             SPINDRIFT INVESTORS (BERMUDA) L.P.


                             By:  WELLINGTON MANAGEMENT
                                    COMPANY, LLP, its Investment Advisor


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             J.P. MORGAN (BHCA), L.P. (as successor to
                               CHASE EQUITY ASSOCIATES, L.P.)

                             By:  JPMP MASTER FUND MANAGER, L.P.,
                                    its General Partner

                             By:  JPMP CAPITAL CORP., its General Partner


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             INPUT/OUTPUT, INC.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             MHR CAPITAL PARTNERS LP

                             By:  MHR ADVISORS LLC


                             By:
                                 -------------------------------------------
                                Name:
                                Title:

                             Paul B. Loyd, Jr.


                             By:
                                 -------------------------------------------
                                Name:  Paul B. Loyd, Jr.


                             WHITTIER VENTURES LLC


                             By:
                                 -------------------------------------------
                                Name:  David A. Dahl
                                Title:  President


                             SOMERSET CAPITAL PARTNERS


                             By:
                                 -------------------------------------------
                                Name:  William R. Ziegler
                                Title:  General Partner


                             Steven A. Webster

                             By:
                                 -------------------------------------------
                                Name:  Steven A. Webster


                             William R. Ziegler

                             By:
                                 -------------------------------------------
                                Name:  William R. Ziegler


                             LEVANT AMERICA S.A.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:

                             ANS LTD.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             SPICEWOOD FAMILY PARTNERS


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             Charles E. Murphy, Jr.


                             By:
                                 -------------------------------------------
                                Name:  Charles E. Murphy, Jr.


                             Albert Stickney

                             By:
                                 -------------------------------------------
                                Name:  Albert Stickney


                             Susan Stickney

                             By:
                                 -------------------------------------------
                                Name:  Susan Stickney


                             Amy & George Goldstein Joint Tenant

                             By:
                                 -------------------------------------------
                                Name:  Amy Goldstein


                             By:
                                 -------------------------------------------
                                Name:  George Goldstein

                             Lawrence Goldstein

                             By:
                                 -------------------------------------------
                                Name:  Lawrence Goldstein


                             Paul Majane

                             By:
                                 -------------------------------------------
                                Name:  Paul Majane


                             Gary N. Ross

                             By:
                                 -------------------------------------------
                                Name:  Gary N. Ross


                             David King

                             By:
                                 -------------------------------------------
                                Name:  David King


                             THE COMPANY:

                             GEOKINETICS INC.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             GEOPHYSICAL DEVELOPMENT
                               CORPORATION

                             By:
                                --------------------------------------------
                                Name:
                                Title:

                             QUANTUM GEOPHYSICAL, INC.


                             By:
                                 -------------------------------------------
                                Name:
                                Title:


                             GEOKINETICS PRODUCTION CO.,
                               INC.


                             By:
                                --------------------------------------------
                                Name:
                                Title:


                             GEOSCIENCE SOFTWARE SOLUTIONS,
                               INC.


                             By:
                                --------------------------------------------
                                Name:
                                Title:


                             SIGNATURE GEOPHYSICAL SERVICES,
                               INC.


                             By:
                                --------------------------------------------
                                Name:
                                Title:


                             LESSOR:

                             GEOLEASE PARTNERS, L.P.

                             By:  GEOLEASE GP, INC.,
                                    its General Partner

                             By:
                                --------------------------------------------
                                Name:  Douglas Mark Ladden
                                Title:  President